UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 24, 2012

UNIVERSAL POWER GROUP, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-33207	75-1288690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Hayden Road, Carrollton, Texas	75006
(Address Of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (469) 892-1122

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

See Item 2.03 below.

Item 1.02	Termination of a Material Definitive Agreement

Effective December 24, 2012 we terminated our Secured Credit Line with Wells Fargo Bank, National Association (“Wells Fargo”) and repaid the existing debt under the Secured Credit Line to Wells Fargo, in connection with our entering into a Credit Agreement with Comerica Bank (“Comerica”).  See Item 2.03.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Effective December 20, 2012 we entered into a Credit Agreement with Comerica (the “Agreement.”)

The Agreement provides that we may borrow up to $34,000,000, including a $30,000,000 line of credit (“Credit Line”) and $4,000,000 term loan (“Term Loan”).  Our obligations under the Agreement are secured by all of our assets.  In addition, we may request an increase in the maximum Credit Line to $40,000,000.  Our borrowing availability is dependent upon our level of accounts receivable and inventory.  With respect to the interest rate for each borrowing, we have the option to choose a “LIBOR-base Rate” or “Daily Adjusted LIBOR-based Rate” plus an “Applicable LIBOR Margin.”  Under the Credit Line, interest is payable monthly and the outstanding principal is due at maturity, on December 20, 2016 (the “Maturity Date”).  Under the Term Loan, principal is payable in equal monthly installments of $47,619, plus interest beginning on February 1, 2013 with the entire unpaid principal amount due on the Maturity Date.

The Agreement contains customary negative covenants restricting the Company’s ability to take certain actions without Comerica’s consent, including incurring additional indebtedness, transferring or encumbering assets, paying dividends or making certain other payments, and acquiring other businesses.  The payment of the loans may be accelerated prior to their maturity upon certain specified events of default, including failure to pay, bankruptcy, breach of covenants and breach of representations and warranties.

On December 24, 2012 we borrowed $15,978,825 under the Credit Line to repay the existing debt to Wells Fargo.

The foregoing description of the Agreement, Credit Line and Term Loan does not purport to be complete and is qualified in its entirety by reference to the exhibits file with this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibits
4.1	$4,000,000 Installment Note dated December 20, 2012.

4.2	$30,000,000 Master Revolving Note dated December 20, 2012.

10.1	Credit Agreement, effective as of December 20, 2012 between the Company and Comerica Bank.

10.2	Security Agreement, effective as of December 20, 2012 between the Company and Comerica Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL POWER GROUP, INC.

Date: December 31, 2012	By:	/s/ Ian Edmunds
Ian Edmunds
President and Chief Executive Officer